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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) November 14, 1996
                                                      -----------------

                           Statewide Financial Corp.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------




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     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not Applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not Applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not Applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not Applicable.



     Item 5.   Other Events.
               -------------
               Registrant issued a press release on Thursday, November 14, 1996 announcing registrant's stock repurchase program.




     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not Applicable.



     Item 7.   Exhibits and Financial Statements.
               ----------------------------------

               Exhibit No.              Description
               -----------              -----------

                  99 Press Release dated Thursday, November 14, 1996 announcing registrant's stock repurchase program.


     Item 8.   Change in fiscal year
               ---------------------
               Not Applicable.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:                                  By:  Bernard F. Lenihan
                                                  -------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer




                                 EXHIBIT INDEX
                                 -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------


     Exhibit No.         Description
     -----------         -----------

        99               Press Release dated Thursday,
                         November 14, 1996 announcing
                         registrant's stock repurchase
                         program.



     FOR IMMEDIATE RELEASE                  CONTACT:  Augustine F. Jehle
     November 14, 1996                                      201-795-4000
                                                      Anthony S. Cicatiello
                                                            908-382-1066


                            STATEWIDE FINANCIAL CORP
                       ANNOUNCES STOCK REPURCHASE PROGRAM


     Jersey City, N.J. (November 14, 1996) . . . Statewide Financial Corp (Nasdaq: SFIN), the holding company for Statewide Savings Bank, announced today that its Board of Directors has authorized a stock repurchase program. The Company will seek to repurchase up to 10% of its outstanding stock, or up to 486,968 shares, subject to obtaining necessary regulatory approvals.

     Mr. Victor M. Richel, the Company's Chairman, President and CEO, stated that he expected notification of the plan to be filed with the OTS shortly, and that he hoped the Company could begin its buyback program by December.

     "This buyback program reflects our commitment to enhancing shareholder value," stated Mr. Richel, "and is consistent with our overall strategy in providing a return to our shareholders." Over the past year, the Company has adopted a cash dividend policy and carried out a 5% stock buyback which was completed in the third quarter of this year.

     Headquartered in Jersey City, New Jersey, Statewide Savings Bank conducts business from its 16 branch offices located in Hudson, Union, Bergen and Passaic Counties, New Jersey. At September 30, 1996, the Company had net assets of $662.0 million, total deposits of $442.4 million and net loans receivable of $315.5 million.